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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                (Date of Report)
                                AUGUST 04, 1998

                         COMMISSION FILE NUMBER 0-12207

                               PEGASUS GOLD INC.
             (Exact name of registrant as specified in its charter)


         PROVINCE OF BRITISH COLUMBIA                           NONE
        (State or other jurisdiction of                   (I.R.S. Employer
        incorporation or organization)                   Identification No.)

   601 W. FIRST AVE., SUITE 1500, SPOKANE, WASHINGTON       99201-3282
   (Address of principal executive offices)                 (Zip Code)


                                (509) 624-4653
              (Registrant's telephone number, including area code)


                             --------------------



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ITEM 5.  OTHER MATTERS

On July 31, 1998, Pegasus Gold Inc. (the "Company") filed a Joint Liquidating Plan of Reorganization with the U.S. Bankruptcy Court (the "Court") for Pegasus Gold Inc., Pegasus Gold Corp., Zortman Mining, Inc., Pegasus Gold Montana Mining, Inc., Beal Mountain Mining, Inc., Black Pine Mining, Inc., POV Corporation, Pegasus Gold Financing, L.L.C., Pegasus Gold Finance Corp., Pangea Gold Corp., Pangea Minerals, Inc. Pangea International Holdings Corp., Pangea Explorations, Inc., and Pangea Resource Explorations, Inc. A copy of the Joint Liquidating Plan of Reorganization may be obtained from the U.S. Bankruptcy Court for the District of Nevada, 300 Booth Street, Reno, Nevada 89509.

Previously, a Plan of Reorganization was filed with the Court on July 17, 1998 for Florida Canyon Mining, Inc., Montana Tunnels Mining, Inc., Diamond Hill Mining, Inc., and Pegasus Gold International, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

     (a)  Financial statements - not applicable.

     (b)  Pro forma financial information - not applicable.

     (c)  Exhibits - not applicable.

                                       2



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                                   FORM 8-K

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PEGASUS GOLD INC.   (Registrant)



Date:  August 4, 1998                  By:  /s/ Michelle G.  Viau
                                            ---------------------------
                                            Michelle G.  Viau
                                            Vice President, Finance and
                                            Chief Financial Officer